SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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     Rule 14a-6(e)(2)
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[ ]  Soliciting Material pursuant to Rule 14a-11(c) or 14a-12

                               WESTWOOD ONE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               WESTWOOD ONE, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

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


Dear Shareholders:

     Enclosed with this letter is a Proxy Statement and proxy card for the Annual Meeting of Shareholders to be held on May 30, 2001 at 10:00 a.m., Pacific Time, in the Debussy Room at the Wyndham Bel Age Hotel, 1020 N. San Vicente Boulevard, West Hollywood, California. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, which report contains consolidated financial statements and other information of interest with respect to the Company and its shareholders, is also included with this mailing.

     At the Annual Meeting, the holders of Common Stock, voting alone, will elect one member of the Company's Board of Directors. Holders of Common Stock and Class B Stock, voting together, will elect three members of the Company's Board of Directors and to conduct such other business as may properly come before the meeting.

     IT IS IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE PROVIDED POSTAGE-PAID ENVELOPE IF YOU DO NOT INTEND TO BE PRESENT AT THE MEETING. IF YOU DO LATER DECIDE TO ATTEND, YOUR PROXY WILL AUTOMATICALLY BE REVOKED IF YOU VOTE IN PERSON. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE PROXY CARD NOW IN ORDER TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

      We appreciate your continued support.

                                                  Sincerely,

                                                  WESTWOOD ONE, INC.




                                                  Norman J. Pattiz
                                                  Chairman of the Board


April 13, 2001

                               WESTWOOD ONE INC.
                         40 West 57th Street, 5th Floor
                               New York, NY 10019


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  To Be Held on
                                  May 30, 2001

To Our Shareholders:

     The Annual Meeting of the Shareholders of Westwood One, Inc. (the "Company") will be held in the Debussy Room at the Wyndham Bel Age Hotel, 1020
N. San Vicente Boulevard, West Hollywood, California, on May 30, 2001 at 10:00 a.m., Pacific Time, for the following purposes:

(1)  To elect four members of the Company's Board of Directors;

(2) To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2001; and

(3) To consider and act upon such other business as may properly come before the meeting.

     Shareholders of record at the close of business on April 13, 2001 will be entitled to notice of and to vote at the Annual Meeting, and a list of such shareholders will be available for examination during ordinary business hours at least ten days prior to the Annual Meeting by any shareholder, for any purpose germane to the Annual Meeting, at the Company's offices at 9540 Washington Boulevard, Culver City, California 90232 (telephone (310) 204-5000).

     Whether or not you intend to be present at the meeting, please date, sign and mail the enclosed proxy in the provided postage-paid envelope as promptly as possible. You are cordially invited to attend the Annual Meeting and your proxy will be revoked if you are present and vote in person.

                                     By Order of the Board of Directors




                                     Farid Suleman
                                     Secretary

April 13, 2001

                               WESTWOOD ONE, INC.
                         40 West 57th Street, 5th Floor
                               New York, NY 10019

                         ------------------------------
                                 Proxy Statement
                         ------------------------------

                                     GENERAL

     This Proxy Statement (first mailed to shareholders on or about April 20, 2001) is furnished in connection with the solicitation of proxies by the management of Westwood One, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on May 30, 2001 at 10:00 a.m., Pacific Time, in the Debussy Room at the Wyndham Bel Age
Hotel, 1020 N. San Vicente Boulevard, West Hollywood, California, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The Company's Annual Report on Form 10-K for the year ended December 31, 2000, including consolidated financial statements and other information, accompanies this Proxy Statement but does not form a part of the proxy soliciting material.

               SHARES OUTSTANDING, VOTING RIGHTS AND REQUIRED VOTE

     Holders of record of the Common Stock and Class B Stock at the close of business on April 13, 2001 are entitled to vote at the Annual Meeting. As of the close of business on March 30, 2001, 107,341,384 shares of Common Stock, excluding treasury shares, and 703,466 shares of Class B Stock were issued and outstanding.

Voting Rights

     Each holder of outstanding Common Stock is entitled to cast one (1) vote for each share of Common Stock held by such holder. Each holder of Class B Stock is entitled to cast fifty (50) votes for each share of Class B stock held by such holder. Only the Common Stock is publicly traded. Holders of Common Stock, voting alone, will elect one member of the Company's Board of Directors. Holders of Common Stock and Class B Stock, voting together, will elect three members of the Company's Board of Directors, and conduct such other business as may properly come before the meeting.

Quorum

     A majority of the outstanding votes entitled to be cast at the Annual Meeting and represented in person or by proxy will constitute a quorum. Shares represented by proxies which are marked "abstain", "withhold authorization" or to deny discretionary authority on any matter will be counted as shares present for purposes of determining the presence of a quorum; such shares will also be treated as shares present and entitled to vote, which will have the same effect as a vote against any such matter. Proxies relating to "street name" shares which are not voted by brokers on one or more matters will not be treated as shares present for purposes of determining the presence of a quorum unless they are voted by the broker on at least one matter. Such non-voted shares will not be treated as shares represented at the meeting as to any matter for which non-vote is indicated on the broker's proxy.

Required Vote

     With regard to the election of directors and any other proposal submitted to a vote, approval requires the affirmative vote of a majority of the votes entitled to be cast and represented in person or by proxy at the meeting. Where a choice is specified on the proxy as to the vote on any matter to come before the meeting, the proxy will be voted in accordance with such specification. If no specification is made, but the proxy is properly signed, the shares represented thereby will be voted in favor of the director nominees and for the ratification of PricewaterhouseCoopers LLP. Management is not aware of any matters, other than those specified above, that will be presented for action at the Annual Meeting, but if any other matters do properly come before the meeting, the proxies will vote upon such matters in accordance with their best judgment.

Any shareholder submitting the accompanying proxy card has the right to revoke it by notifying the Secretary of the Company in writing at any time prior to the voting of the proxy, or by signing and delivering to the Secretary a later-dated proxy. A proxy will be automatically revoked if the person giving the proxy attends the Annual Meeting and votes in person.

                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes (Class I, II, and III), each class serving for three-year terms, which terms do not coincide. The Board of Directors currently is comprised of eleven individuals. However, the Company's Bylaws have been amended to increase the size of the Board of Directors to thirteen. When such vacancies are filled, one additional director will be a Class I Independent director and the other additional director will be a Class II director. Only one class of directors is elected at each Annual Meeting. Of the directors, at least 33 1/3% must be independent outside directors. Pursuant to the Company's Certificate of Incorporation, holders of Common Stock, voting alone, have the right to elect 20% of the Board of Directors, which is currently three directors. However, it is currently intended that the holders of the Common Stock will vote alone to elect all the independent directors, at least one of whom will be elected each year, as set forth below. The remaining members of the Board are elected by all shareholders voting together as a single class.

     In connection with the merger of Metro Networks, Inc. ("Metro") with the Company on September 22, 1999, Mr. Saperstein entered into a voting agreement with Infinity Broadcasting Corporation ("Infinity") pursuant to which each of them agreed, subject to any applicable laws or regulations of the stock exchange on which shares of the Company's Common Stock are listed, to vote all shares of the Company's capital stock held by it or him for the election of the other's designees to the Company's Board of Directors. Mr. Saperstein has one designee (Mr. Holt).

     At the Annual Meeting, holders of Common Stock, voting alone, will elect the independent Class I director, and holders of Common Stock and Class B Stock, voting together, will elect the other Class I directors, for three-year terms, until their successors are elected and qualified. The Board of Directors intends to nominate Joseph B. Smith (the independent director), Norman J. Pattiz, Mel Karmazin, and Dennis F. Holt to serve for three-year terms ending in 2004. All nominees currently serve as Class I directors of the Company. Unless otherwise indicated on any proxy, the persons named as proxy voters on the enclosed proxy card intend to vote the stock represented by each proxy to elect these nominees. The nominees are willing to serve as directors, but should any or all refuse to or be unable to serve, the management proxy holders will vote for one or more other persons nominated by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT MESSRS. SMITH, PATTIZ, KARMAZIN, AND HOLT AS DIRECTORS OF THE COMPANY.

      The continuing directors and nominees for director of the Company are:

                                                    Director  Term
           Name                             Age       Since   Class    Expires
           ----                             ---       -----   -----    -------

     Norman J. Pattiz                        58       1974      I        2001
     Mel Karmazin                            57       1994      I        2001
     Joseph B. Smith     (Independent)       73       1994      I        2001
     Dennis F. Holt                          64       1999      I        2001
     Farid Suleman                           49       1994      II       2003
     David L. Dennis     (Independent)       52       1994      II       2003
     Maria D. Hummer     (Independent)       56       2000      II       2003
     Gerald Greenberg    (Independent)       58       1994      III      2002
     Steven A. Lerman                        54       1995      III      2002
     Joel Hollander                          45       1999      III      2002
     David I. Saperstein                     60       1999      III      2002


     The principal occupations of the four director nominees and each of the other seven continuing directors are as follows:

     Mr. Pattiz - founded the Company in 1974 and has held the position of Chairman of the Board since that time. He was also the Company's Chief Executive

Officer until February 3, 1994. Mr. Pattiz has been a Governor to the Broadcasting Board of Governors of the United States of America, which oversees all U.S. non-military international broadcasting since November 2000. Mr. Pattiz is a member of the Board of Directors of Earth Communications Office and a Vice-Chair of the Israel Policy Forum. Mr. Pattiz is also a member of the Executive Board of the Broadcast Education Association, a trustee of the Museum of Television & Radio, the Hollywood Radio and Television Society and the Communications Board of UCLA.

     Mr. Karmazin - has been a director of the Company since February 3, 1994. Mr. Karmazin was also President and Chief Executive Officer of the Company from February 3, 1994 until October 8, 1998. Mr. Karmazin has been the president and chief operating officer of Viacom, Inc. since May 2000. Mr. Karmazin has been the chief executive officer of CBS Corporation ("CBS") since January 1999, and served as president and chief operating officer of CBS since April 1998. Mr. Karmazin was also the Chairman, President and Chief Executive Officer of Infinity from September 1998 to February 2001. Mr. Karmazin joined CBS in December 1996 as chairman and chief executive officer of CBS Radio. In May 1997, he also assumed responsibility for CBS's owned television stations and became chairman and chief executive officer of the CBS Station Group. Prior to joining CBS, he was president and chief executive officer of Infinity Broadcasting Corporation from 1981 until its acquisition by CBS in December 1996. He is a director of Viacom and of the New York Stock Exchange and vice chairman of the Museum of Television and Radio.

     Mr. Smith - has been a director of the Company since May 24, 1994. He was previously a director of the Company from February 1984 until February 3, 1994. Since April 1993, Mr. Smith has been the President of Unison Productions, Inc., through which he serves as an industry consultant involved in a number of projects in the entertainment business.

     Mr. Holt - was appointed to the Board of Directors of the Company on September 22, 1999. Mr. Holt was a director of Metro from October 1996 through September 22, 1999. Mr. Holt has been the Chairman and Chief Executive Officer of Patriot Communications LLC since March 1999. Patriot Communications LLC is one of the largest telecommunications service bureaus in the U.S. Mr. Holt is also the Chairman and Founder of Initiative Media (formerly Western International Media Corporation) since founding the company in 1970. Mr. Holt is a director of Net Zero, Inc.; University of Southern California ("USC") Annenberg School for Communication; USC School of Policy, Planning and Development; St. John's Hospital; The John Douglas French Alzheimer's Foundation; and the Los Angeles Police Foundation. Mr. Holt also serves as a member of Skull and Dagger, the Silver Shield Foundation, the SKIRBALL Cultural Center, and the National Advisory Council of the Autry Museum. Mr. Holt is an associate of the California Institute of Technology. Mr. Holt was also awarded the Horatio Alger Association award in 1998.

     Mr. Suleman - has been the Executive Vice President, Chief Financial Officer, Secretary and a director of the Company since February 1994. He has been President and Chief Executive Officer of Infinity since February 2001. He was Executive Vice President, Chief Financial Officer, Treasurer and a director of Infinity from September 1998 to February 2001 when Infinity was acquired by Viacom. Mr. Suleman has been the Senior Vice President, Finance of CBS since
August 1998. He also has served as Senior Vice President and Chief Financial Officer of the CBS Station Group since June 1997. From January 1997 to June 1997, he served as Senior Vice President and Chief Financial Officer of CBS Radio. From 1986 until its acquisition by CBS in December 1996, Mr. Suleman was Vice President, Finance, Chief Financial Officer and a director of Infinity.

     Mr. Dennis - has been a director of the Company since May 24, 1994. Mr. Dennis has served as Vice Chairman, Office of the President, Chief Corporate Officer and Chief Financial Officer of Tenet Healthcare, a hospital owner and healthcare provider, since March 2000. Mr. Dennis served as Managing Director, Investment Banking for Donaldson, Lufkin & Jenrette Securities Corporation from April 1989 to February 2000.

     Mrs. Hummer - has been a director of the Company since March 29, 2000. Mrs. Hummer has been Of Counsel to Manatt, Phelps & Phillips, LLP ("Manatt, Phelps"), a law firm with offices in Los Angeles, Palo Alto, Sacramento and Washington D.C., since January 1999. Prior to January 1999 Mrs. Hummer was a partner with Manatt, Phelps holding the positions of Chairman of the Management Committee and Co-Managing Partner. Mrs. Hummer is currently on the Boards of Trustees, CNI Charter Funds; Board of Directors, Los Angeles World Affairs Counsel; Board of Directors, The Music Center/Performing Arts Center of Los Angeles County; Board of Trustees, Scripps College; Board of Trustees, UCLA/Armand Hammer Museum of Art and Cultural Center; Board of Trustess, Mount St. Mary's College; Woman's Leaderships Board of John F. Kennedy School of Government-Harvard University; Board of Directors, Children's Institute International; and Board of Directors, The Regency Club. Mrs. Hummer is also a member of The Committee of 200 and the National Women's Forum.

     Mr. Greenberg - has been a director of the Company since May 24, 1994. Since February 2001, Mr. Greenberg has been President of Mirage Music Entertainment, a company which owns the Mirage Record label and the Dream Street Theatrical Group, a theatrical production company. From April 1993 to January 2001, Mr. Greenberg served as President of MJJ Music, a Michael Jackson/Sony owned record label.

     Mr. Lerman - has been a director of the Company since April 19, 1995. Since 1986, Mr. Lerman has been a member of the Washington, D.C. law firm of Leventhal, Senter and Lerman, PLLC. Mr. Lerman was a director of Infinity from February 1992 through December 1996. Mr. Lerman is a member of the Mid-Atlantic Regional Advisory Board of the University of Pennsylvania.

     Mr. Hollander - has been a director of the Company since September 22, 1999 and the Company's President and Chief Executive Officer since October 8, 1998. Mr. Hollander was Vice President and General Manager of Infinity's New York radio station WFAN from April 1992 to October 1998. Mr. Hollander is Chairman of the CJ Foundation for SIDS and a member of the Board of Directors of Tomorrow's Childrens Fund.

     Mr. Saperstein - was appointed to the Board of Directors of the Company on September 22, 1999. Mr. Saperstein founded Metro in 1978. From 1978 to September 1999, Mr. Saperstein was the Chief Executive Officer and a director of Metro. Mr. Saperstein served as President of Metro from 1978 through June 1996. Mr. Saperstein serves on the Board of Directors for the Toxoplasmosis Research Institute of the Michael Reese Hospital in Chicago; the Boards of Governors for the Music Center of Los Angeles County and the Cedars-Sinai Medical Center in Los Angeles and is a member of the Dean's Advisory Council for Touro College of Law in New York.

                             COMMITTEES OF THE BOARD

     The Board of Directors has a Compensation Committee which currently consists of Messrs. Greenberg, Dennis and Smith. The Compensation Committee administers the Company's Stock Incentive Plan, and is authorized to approve, and may negotiate, employment arrangements with key executives of the Company and its subsidiaries. There was one formal meeting of the Compensation
Committee, and Committee members engaged in informal discussions and took several actions by written consent during fiscal 2000.

     The Board of Directors also has an Audit Committee which currently consists of Messrs. Dennis, Lerman, and Ms. Hummer, each of whom are "Independent" for purposes of New York Stock Exchange listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors and is authorized to review the Company's financial statements, ensure the outside auditor is Independent, meet with the Company's auditors prior to filing financials with the SEC and make recommendations to the Board of Directors about internal accounting controls and procedures. There were four meetings of the Audit Committee during fiscal 2000.

     The Board of Directors has a Nominating Committee, currently consisting of Messrs. Pattiz, Karmazin and Dennis, which makes nominations for directors each year. There were no formal meetings of the Nominating Committee in fiscal 2000.

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Company's Board of Directors consists of at least two independent, outside directors; currently Messrs. Greenberg, Dennis and Smith serve on the Committee, all of whom are independent directors.

     The Compensation Committee administers the Company's Stock Incentive Plan and may review employment arrangements with executive officers of the Company other than Messrs. Hollander and Suleman who serve as the Company's President and Chief Executive Officer and Chief Financial Officer, respectively, pursuant to the Management Agreement described above. (See "EXECUTIVE OFFICERS" appearing elsewhere in this report for a more detailed description of the Management Agreement.)

     Under the terms of the Management Agreement, pursuant to which Mr. Hollander serves as the Company's President and Chief Executive Officer, and Mr. Suleman serves as the Company's Chief Financial Officer, the Company pays a management fee to Infinity. Accordingly, the Compensation Committee does not set the base salaries or annual cash bonus incentives of Messrs. Hollander or Suleman, but does have the authority to grant stock incentives to such officers.

     The compensation policies utilized by the Compensation Committee and the Chief Executive Officer are intended to enable the Company to attract, retain and motivate executive officers to meet Company goals using appropriate combinations of base salary and incentive compensation in the form of annual cash bonuses and stock incentives. Generally, compensation decisions are based on contractual commitments, as well as corporate performance, the level of individual responsibility of the particular executive and individual performance. The foregoing factors are listed in order of their relative importance in making compensation decisions.

     Stock incentives have been granted under the Amended 1989 and 1999 Stock Incentive Plans by the Compensation Committee, at its sole discretion, to officers and employees of the Company to reward outstanding performance during the prior fiscal year and as an incentive to continued outstanding performance in future years. In evaluating the performance of officers and employees other than the Chief Executive Officer, the Compensation Committee consults with the Chief Executive Officer and others in management, as applicable. In evaluating the performance of the Chief Executive Officer, the Compensation Committee may consult with the entire Board of Directors. In an effort to attract and retain highly qualified officers and employees, stock incentives may also be granted by the Compensation Committee, at its sole discretion, to newly hired officers and employees as an inducement to accept employment with the Company.

2000 Compensation For Executive Officers

     Salary paid to Mr. Pattiz for 2000 was based on the terms of his 1998 employment agreement with the Company, which expires on November 30, 2003.

The Compensation Committee

Gerald Greenberg, Chairman of the Compensation Committee
David L. Dennis
Joseph B. Smith

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2000 with management of the Company and its independent accountants, PricewaterhouseCoopers LLP. The Audit Committee has also discussed the matters required by SAS 61 (Codification of Standards on Auditing Standards) with its independent accountants, and received a written disclosure from its independent accountants with respect to their independence from the Company and its management in accordance with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Based on these reviews and discussions, the Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                      DIRECTOR ATTENDANCE AND COMPENSATION

     In fiscal 2000 the Board as a whole met on six occasions. During fiscal 2000, each of the current directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which such director served.

     Directors of the Company who are not officers received $3,750 per meeting attended for their services as directors and $1,875 per meeting attended for their services as committee members. In addition, all directors who are not officers receive a mandatory grant of stock options to acquire 10,000 shares of Common Stock each year. Directors are also reimbursed for expenses incurred in attending such meetings. During fiscal 2000, Messrs. Smith, Dennis, Lerman, Greenberg, Holt, and Ms. Hummer received $18,750, $24,375, $24,375, $18,750,
$18,750 and $15,000, respectively, in Board and Board committee fees.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 30, 2001 the number and percentage of outstanding shares of Common Stock and Class B Stock held by: (1) each person or group known to the Company to beneficially own more than five percent of the outstanding Common Stock or Class B Stock of the Company; (2) each of the three director nominees and each of the other nine current directors; (3) the Named Executive Officers (see "EXECUTIVE COMPENSATION" appearing elsewhere in this Proxy Statement); and (4) all current directors and executive officers as a group. At March 30, 2001, there were 107,341,384 shares of Common Stock outstanding, excluding treasury shares, and 703,466 shares of Class B Stock outstanding.

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). Under this Rule, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided; in computing the percentage of ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.


                                                           Shares of Common Stock          Shares of Class B Stock
                                                           Beneficially Owned (1)           Beneficially Owned (1)
                                                           ----------------------          -----------------------
                                                            Number              Percent        Number   Percent
                                                            ------              -------        ------   ------

Infinity Network, Inc., a subsidiary of Infinity
  Broadcasting Corp. (2)                                    20,000,000   (4)     18.0%            -        -
  40 West 57th Street
  New York, NY  10019
Putnam Investments, Inc. (2)
  One Post Office Square                                     7,813,885   (5)      7.3%            -        -
  Boston, MA  02109
David I. Saperstein                                         13,544,514   (6)     12.4%            -        -
Norman J. Pattiz (3)                                         1,283,680   (7)      1.2%         703,380   99.9%
Mel Karmazin                                                 2,000,298   (8)      1.8%            -        -
Joel Hollander                                                 239,200   (9)       *              -        -
Farid Suleman                                                1,220,000  (10)      1.1%            -        -
Joseph B. Smith                                                 40,000  (11)       *              -        -
Gerald Greenberg                                                12,000  (11)       *              -        -
David L. Dennis                                                101,210  (12)       *              -        -
Dennis F. Holt                                                 194,000  (13)       *              -        -
Maria D. Hummer                                                  5,000             *              -        -
Steven A. Lerman                                                52,000  (11)       *              -        -
All current directors and executive officers as
  a group (12 persons)                                      18,691,902  (14)     16.5%         703,380   99.9%


* Represents less than one percent (1%) of the Company's outstanding shares of Common Stock.
(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock and Class B Stock, unless otherwise indicated.
(2) Tabular information and footnotes 4 and 5 are based upon information contained in the most recent Schedule 13G filings and other information made available to the Company.
(3) As of March 30, 2001, Mr. Pattiz, whose business address is 9540 Washington Boulevard, Culver City, California 90232, owned Common Stock and Class B Stock representing approximately 25.4% of the total voting power of the Company.
(4) Includes 4,000,000 shares which may currently be acquired upon exercise of warrants at an exercise prices ranging between $10.00 and $12.50 per share.
(5) Putnam Investments, Inc. as an investment advisor has no sole voting or dispositive power, but has shared dispositive power for 7,813,885 shares and shared voting power for 223,084 of such shares.

(6) Includes stock options for 799,998 shares granted by Metro prior to its merger with the Company on September 22, 1999, 4,000 shares granted under the Company's Amended 1999 Stock Incentive Plan and 1,120,000 shares held by certain charitable trusts of which Mr. Saperstein is trustee. Does not include shares held by certain trusts created for the benefit of Mr. Saperstein's children, beneficial ownership of which Mr. Saperstein disclaims.
(7) Includes stock options for 748,000 shares granted under the Company's Amended Stock Incentive Plans.
(8) Includes stock options for 1,596,000 shares granted under the Company's Amended Stock Incentive Plans.
(9) Includes stock options for 220,000 shares granted under the Company's Amended 1999 Stock Incentive Plan.
(10) Includes stock options for 1,120,000 shares granted under the company's Amended Stock Incentive Plans.
(11) Represents stock options granted under the Company's Amended Stock Incentive Plans.
(12) Includes stock options for 72,000 shares granted under the Company's Amended Stock Incentive Plans. Does not include 4,000 shares held by Mr. Dennis as custodian for his children, beneficial ownership of which Mr. Dennis disclaims.
(13) Includes stock options for 90,000 shares granted by Metro prior to its merger with the Company on September 22, 1999 and 4,000 shares granted under the Company's Amended 1999 Stock Incentive Plan.
(14) Includes stock options for 4,757,998 shares granted under the Company's Amended Stock Incentive Plans.

                               EXECUTIVE OFFICERS

     The names, ages and principal occupations (if not set out previously) of the current executive officers of the Company and its subsidiaries are as follows:
               Name             Age            Position
           Norman J. Pattiz      58     Chairman of the Board
           Joel Hollander        45     President and Chief Executive Officer
           Farid Suleman         49     Executive Vice President,
                                        Chief Financial Officer, Secretary and
                                        Director

     Messrs. Hollander and Suleman serve under a Management Agreement which is discussed in the following paragraph. Mr. Pattiz has a written employment agreement with the Company which expires on November 30, 2003.

     Pursuant to the terms of the Management Agreement between the Company and Infinity which expires on March 31, 2004, Infinity manages the business and operations of the Company, subject to the direction and supervision of the Board of Directors, for a base management fee of $2,500,000, an incentive bonus based upon the Company exceeding predetermined cash flow objectives, and warrants (4,000,000 shares of Common Stock exercisable after the Common Stock reaches certain market prices per share). Infinity owns 16,000,000 shares of Common Stock and currently beneficially owns approximately 17.9% of the Common Stock of the Company (see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" appearing elsewhere in this report).

EXECUTIVE COMPENSATION

     Disclosure regarding compensation is provided for each of the executive officers of the Company (collectively, the "Named Executive Officers") who served as executive officers at the end of or during the fiscal year ended December 31, 2000:


     Norman J. Pattiz............  The Company's Chairman of the Board at
                                   December 31, 2000.

     Joel Hollander..............  The Company's Chief Executive Officer and
                                   President at December 31, 2000.

     Farid Suleman...............  The Company's Executive Vice President and
                                   Chief Financial Officer at December 31, 2000.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation received by the Named Executive Officers for the years ending December 31, 2000, 1999 and 1998.


                                                                     Annual Compensation
                              --------------------------------------------------------------------------------------------------
                                                                                              Long-Term
                                                                                            Compensation
                                                                                             Securities
Name and                       Fiscal                                   Other Annual         Underlying            All Other
Principal Position              Year     Salary ($)    Bonus ($)      Compensation ($)       Options (#)       Compensation ($)
                                                                            (1)

Norman J. Pattiz                2000     $500,000         --                --                   --                   --
  Chairman of the Board         1999      500,000         --                --                  20,000                --
                                1998      729,167         --                --               1,000,000                --

Joel Hollander                  2000         --           --                --                   --                   --
  Chief Executive Officer       1999         --           --                --                 100,000                --
  And President (2)             1998         --           --                --                 500,000                --

Farid Suleman                   2000         --           --                --                 700,000                --
  Chief Financial               1999         --           --                --                 400,000                --
  Officer (2)                   1998         --           --                --                   --                   --


-------------------------------------
(1) This column includes the aggregate cost to the Company (if such amount exceeded the lesser of $50,000 or 10% of such officer's salary and bonus) of providing various prerequisites and other personal benefits.
(2) Mr. Suleman assumed his position effective February 3, 1994. Mr. Hollander assumed his position effective October 8, 1998, pursuant to the terms of the Management Agreement between the Company and Infinity. Messrs. Hollander and Suleman do not receive any cash compensation from the Company. All compensation under the Management Agreement is paid to Infinity. See "CERTAIN RELATIONSHIPS AND TRANSACTIONS." Mr. Hollander was granted 500,000 options to purchase Common Stock in 1998 and 100,000 options in 1999, while Mr. Suleman was granted 400,000 options in 1999 and 700,000 options in 2000.

The following two tables provide information on stock option grants made to the Named Executive Officers in 2000, options exercised during 2000 and options outstanding on December 31, 2000.

                                               OPTION GRANTS IN FISCAL YEAR 2000

                                                        Individual Grants
                     -------------------------------------------------------------------------------------------------------
                                           % of Total
                         Number of           Options                                           Potential Realizable Value at
                         Securities        Granted to        Exercise or                       Assumed Annual Rates of Stock
                     Underlying Options   Employees in       Base Price     Expiration            Price Appreciation for
       Name           Granted (#) (1)     Fiscal Year (2)    ($/Share)         Date                     Option Term
       ----          ------------------   ---------------    -----------    ----------         -----------------------------
                                                                                                 5% ($)           10% ($)
                                                                                                 ------           -------

  Farid Suleman           700,000             37.7%           $32.25         03/08/10          $14,222,000      $35,894,000




(1) These options were granted under the Amended 1999 Stock Incentive Plan on March 8, 2000 and become exercisable 20% per year on each anniversary date between 2001 and 2005.
(2) Percentage calculations exclude the impact of a mandatory grant of 70,000 options at $37.00 per share (except for Mr. Saperstein whose shares were priced at $40.70 per share) on June 15, 2000 to outside directors (10,000 each to Messrs. Dennis, Greenberg, Holt, Hummer, Lerman, Saperstein and Smith) which, in accordance with the terms of the Amended 1989 Stock Incentive Plan, become exercisable 20% per year on each June 15 between 2001 and 2005.



                   AGGREGATED OPTION EXERCISES IN FISCAL 2000
                        AND FISCAL YEAR END OPTION VALUES


                                                               Number of Securities
                                                                   Underlying                   Value of Unexcercised
                                                                Unexercised Options              In-the_Money Options
                                                              at Fiscal Year End (#)          at Fiscal Year End ($) (1)
                         Shares Acquired       Value          ----------------------          --------------------------
        Name             on Exercise (#)    Realized ($)     Exercisable   Unexercisable      Exercisable    Unexcisable
        ----             ---------------    ------------     -----------   -------------      -----------    -----------

Norman J. Pattiz               -                -             748,000         972,000         $5,524,000     $2,175,000

Joel Hollander                 -                -             220,000         380,000          2,230,000      3,347,000

Farid Suleman                  -                -           1,120,000         880,000          9,658,000      2,138,000

----------------------


(1) On December 31, 2000, the closing per share price for the Company's Common Stock on the New York Stock Exchange was $19.31.

                                Performance Graph

     The performance graph below compares the performance of the Company's Common Stock to the Dow Jones Equity Media Industry Index for the company's last five calendar years. The graph assumes that $100 was invested in the Company's Common Stock and each index on December 31, 1995.

     The following table sets forth the closing price of the Company's Common Stock at the end of each of the last five calendar years.


    Measurement                             Dow Jones      Dow Jones
    Period                                   Equity          Media
(last business day       Westwood            Market         Industry
 of calendar year)       One, Inc.           Index           Index
------------------       ---------           -----           -----
     1995                  100                100             100
     1996                  118                122             113
     1997                  263                161             177
     1998                  216                201             229
     1999                  538                247             365
     2000                  273                224             258


     The following table sets forth the closing price of the Company's Common Stock at the end of each of the last five calendar years.

     Base Year

1995       1996       1997       1998          1999       2000
----       ----       ----       ----          ----       ----

$7 1/16    $8 5/16    $18 9/16   $15 1/4       $38        $19 5/16
=======    =======    ========   ========      ===        ========

                             EMPLOYMENT AGREEMENTS

     The Company has a written employment agreement with Mr. Pattiz, effective April 29, 1998, pursuant to which Mr. Pattiz is to serve as Chairman of the Board of the Company for a five-year term ending November 30, 2003 at an annual salary of $500,000. The agreement also granted Mr. Pattiz ten-year options to acquire 1,000,000 shares of Common Stock under the Amended 1989 Stock Incentive Plan (which vest at the rate of 200,000 shares per year over the five-year term of the employment agreement) and provides additional benefits which are standard for executives in the industry. The agreement generally will be terminable by Mr. Pattiz upon ninety days' written notice to the Company; it will be terminable by the Company only in the event of death, permanent and total disability, or for "cause." In the event of permanent and total disability, Mr. Pattiz will receive his base salary for the following twelve months and 75% of his base salary for the remainder of the term of the agreement. In the event of a "change of control," as defined in the agreement, any unvested options granted pursuant to this agreement will become immediately exercisable and Mr. Pattiz will continue to receive any base compensation he would have otherwise been entitled to receive for the remaining term of the agreement. In addition, Mr. Pattiz has full "piggy back registration rights" and limited demand registration rights with respect to any and all of the Common Stock owned by Mr. Pattiz.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee, Messrs. Smith and Greenberg, have served on the Committee since May 24, 1994, and Mr. Dennis has served on the Committee since June 17, 1997.

     Mr. Hollander, the Company's President and Chief Executive Officer, was responsible for determining the salary and cash flow objectives that would result in bonuses being paid to executive officers (other than Mr. Pattiz, whose salary was based on the terms of his employment agreement). (See "EMPLOYMENT AGREEMENTS" and "COMPENSATION COMMITTEE REPORT" appearing elsewhere in this report.)
                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Messrs. Karmazin, Hollander and Suleman are officers or employees of Infinity, which beneficially owns 17.9% of the Common Stock of the Company (see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" appearing elsewhere in this report). Infinity manages the business and operations of the Company pursuant to the terms of a Management Agreement between the Company and Infinity (as discussed under "EXECUTIVE OFFICERS" appearing elsewhere in this report), under which the Company paid or accrued expenses aggregating approximately $5,022,000 during fiscal 2000.

     On March 31, 1999, the Company renewed its representation and management agreement (the "Representation Agreement") with CBS, Inc., a wholly-owned subsidiary of Viacom, to operate the CBS Radio Networks for an additional five years. The Company retains all revenue and is responsible for all expenses of the CBS Radio Networks. Viacom also owns Infinity. In addition, a number of Infinity's radio stations are affiliated with the Company's radio networks and the Company purchases several programs from Infinity. During 2000, the Company incurred expenses aggregating approximately $77,578,000 for the Representation Agreement and Infinity affiliations and programs. The Company currently anticipates that it will continue to have such arrangements with Infinity and its radio stations in the future. The Management Agreement provides that all transactions between the Company and Infinity or its affiliates will be on a basis that is at least as favorable to the Company as if the transaction were entered into with an independent third party. In addition, all agreements between the Company and Infinity or any of its affiliates must be approved by the Board of Directors.

     In connection with the Metro merger, the Company entered into a two and one-half year consulting agreement with Mr. Saperstein, effective September 22, 1999. Pursuant to the consulting agreement, the Company pays Mr. Saperstein consulting fees at the rate of $100,000 per annum. Also in connection with the Metro merger, the Company entered into a registration rights agreement with Mr. Saperstein pursuant to which he has certain "piggy back" registration rights and limited demand registration rights with respect to securities received by him in connection with the merger.

Mr. Lerman has been a member of the Washington, D.C. law firm of Leventhal, Senter and Lerman, PLLC since 1986. From time to time, the Company engages Leventhal, Senter and Lerman, PLLC in certain matters.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and more than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from its directors and executive officers, the Company believes that during 2000 its executive officers, directors and more than ten percent beneficial owners complied with all filing requirements applicable to them, with the exception of Messrs. Greenberg, Holt, Pattiz and Saperstein who inadvertently failed to timely file reports on Form 4.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

     Action will be taken at the Annual Meeting to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP has been the independent accountants of the Company since 1984. The Company knows of no direct or material indirect financial interest of PricewaterhouseCoopers LLP in the Company or of any connection of that firm with the Company in the capacity of promoter, underwriter, voting trustee, officer or employee.

Audit Fees

     PricewaterhouseCoopers LLP has audited the consolidated financial statements of Westwood One, Inc. for the year ended December 31, 2000. Direct fees related to the issuance of the audit opinion and the timely review of quarterly reports on Form 10-Q were $270,000. PricewaterhouseCoopers LLP did not receive any compensation for nonaudit services in 2000.

Representation of Independent Accountants at Annual Meeting

     A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON STOCK AND CLASS B STOCK, VOTING TOGETHER, PRESENT OR REPRESENTED AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP

                                  SOLICITATION

     The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying proxy card will be borne by the Company. The Company has requested banks and brokers to solicit their customers who are beneficial owners of Common Stock listed of record in the names of the banks and brokers, and will reimburse these banks and brokers for the reasonable out-of-pocket expenses of their solicitations. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid on account of these additional activities.

                         SHAREHOLDER PROPOSALS FOR 2001

     Under the rules of the Securities and Exchange Commission, any shareholder proposal intended for inclusion in the proxy material for the Annual Meeting of Shareholders to be held in 2002 must be received by the Company by December 31, 2001 to be eligible for inclusion in such proxy material. Proposals should be addressed to Farid Suleman, Secretary, Westwood One, Inc., 40 West 57th Street, 5th Floor, New York, NY 10019. Proposals must comply with the proxy rules of the Securities and Exchange Commission relating to stockholder proposals in order to be included in the proxy materials. Additionally, management proxy holders for the Company's 2002 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal that is presented at such Annual Meeting but that is not included in the Company's Proxy materials, unless notice of such proposal is received by the Secretary of the Company on or before March 30, 2002.


                                  By Order of the Board of Directors




                                  Farid Suleman
                                  Secretary


New York, New York
April 13, 2001

                                   Appendix I

                               WESTWOOD ONE, INC.
                             AUDIT COMMITTEE CHARTER


Purpose

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the New York Stock Exchange.
Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61.

o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o    The Committee shall:

     o obtain from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     o discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     o    recommend  that the Board take  appropriate  action in response to the
          outside   auditor's   report  to  satisfy   itself  of  the  auditor's
          independence.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

                                                                 Appendix A

                                      PROXY

                               WESTWOOD ONE, INC.

    Proxy for 2001 Annual Meeting of Shareholders for Holders of Common Stock
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               WESTWOOD ONE, INC.

     The undersigned shareholder of Westwood One, Inc., a Delaware corporation (the "Company"), hereby appoints Farid Suleman and Gary J. Yusko as the undersigned's proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 30, 2001 at 10:00 a.m., Pacific Time, in the Debussy Room at the Wyndham Bel Age Hotel, 1020 N. San Vicente Boulevard, West Hollywood, California and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Common Stock of the Company that the undersigned would be entitled to vote.

         The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their best judgments.

SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
-----------                                                         -----------
  SIDE                                                                SIDE

          X       Please mark votes as in this example.
        -----

The proxies present at the Annual Meeting, either in person or by substitute (or if only one shall be present and act, then that one), shall vote the shares represented by this proxy in the manner indicated below by the shareholder. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THIS PROXY, IT WILL BE VOTED FOR ITEMS 1 AND 2 SHOWN BELOW. The Board of Directors recommends a vote FOR all nominees in Item 1 and FOR Item 2.

1.       Election of Class I Directors.
         Nominees:  Joseph B. Smith, Norman J. Pattiz, Mel Karmazin and
                    Dennis F. Holt


          -----  FOR ALL NOMINEES            -----    WITHHELD FROM ALL NOMINEES

          ----- FOR ALL NOMINEES EXCEPT AS NOTED ABOVE (to withhold authority for a Director nominee strike out such nominees name)


2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending December 31, 2001.

                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----


                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                                          -----

                           PLEASE  MARK,   SIGN,  DATE  AND  RETURN  YOUR  PROXY
                           PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                           IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same way as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.
                           EACH JOINT OWNER MUST SIGN.

Signature:              Date:             Signature:              Date:
          -------------      -------                -------------      -------

                                      PROXY

                               WESTWOOD ONE, INC.

   Proxy for 2001 Annual Meeting of Shareholders for Holders of Class B Stock
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               WESTWOOD ONE, INC.

     The undersigned shareholder of Westwood One, Inc., a Delaware corporation (the "Company"), hereby appoints Farid Suleman and Gary J. Yusko as the undersigned's proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 30, 2001 at 10:00 a.m., Pacific Time, in the Debussy Room at the Wyndham Bel Age Hotel, 1020 N. San Vicente Boulevard, West Hollywood, California and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Class B Stock of the Company that the undersigned would be entitled to vote.

     The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their best judgments.

SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
-----------                                                         -----------
  SIDE                                                                SIDE

          X       Please mark votes as in this example.
        -----

The proxies present at the Annual Meeting, either in person or by substitute (or if only one shall be present and act, then that one), shall vote the shares represented by this proxy in the manner indicated below by the shareholder. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THIS PROXY, IT WILL BE VOTED FOR ITEMS 1 AND 2 SHOWN BELOW. The Board of Directors recommends a vote FOR the nominee in Item 1 and FOR Item 2.

1.       Election of Class I Directors.
         Nominee:  Norman J. Pattiz, Mel Karmazin and Dennis F. Holt


          -----  FOR THE NOMINEES           -----    WITHHELD FROM ALL NOMINEES


2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending December 31, 2001.

                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----


                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                                          -----

                           PLEASE  MARK,   SIGN,  DATE  AND  RETURN  YOUR  PROXY
                           PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                           IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same ways as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.
                           EACH JOINT OWNER MUST SIGN.

Signature:              Date:             Signature:              Date:
          -------------      -------                -------------      -------